EXHIBIT 99.1

  FNB United Corp. Third Quarter Profits Increase 48% to $3.7 Million

          Year-To-Date Profits Increase 21% to $11.1 Million

    ASHEBORO, N.C.--(BUSINESS WIRE)--Oct. 25, 2007--FNB United Corp. (NASDAQ:FNBN) the holding company for CommunityONE Bank, N.A. and Dover Mortgage Company, today reported third quarter and year-to-date profits for the periods ended September 30, 2007. Net income increased 48% to $3.7 million, or $0.32 per diluted share, in the third quarter of 2007, compared to $2.5 million, or $0.22 per diluted share, in the third quarter a year ago. For the first nine months of 2007, net income increased 21% to $11.1 million, or $0.98 per diluted share, compared to $9.2 million, or $1.00 per diluted share, in the first nine months a year ago.

    In the third quarter of 2007, FNB United's net income included a pre-tax gain of approximately $998,000 resulting from the sale of its credit card portfolio. This quarter's results also included a reversal of $408,000 in previously accrued interest. In the third quarter last year, net income included a pre-tax loss of approximately $557,000 on the sale of securities.

    "Our third quarter profits from operations reflect the very strong franchise we are building in our North Carolina markets," stated Michael Miller, President and CEO. "We continue to maintain a diversified loan portfolio while managing our risk during a period of instability in the real estate economy in isolated markets. Although nonperforming loans increased compared to the previous quarter, we believe we are well secured on these loans."

    Third Quarter 2007 Highlights (compared to third quarter 2006)

    -- Net income increased 48% to $3.7 million, or $0.32 per diluted share.

    --  Net interest margin was 3.97%.

    --  Total deposits increased 5%.

    --  Loans increased 8% to $1.4 billion.

    --  Return on average tangible equity was 15.05%.

    Operating Results

    Third quarter net interest income before the provision for loan losses was $16.0 million, with interest income rising 7% and interest expense increasing 15%. Net interest income was negatively impacted by the reversal of previously recorded interest on a real estate development loan. Noninterest income increased 8%, to $5.9 million compared to $5.4 million in the third quarter a year ago. Total revenues (net interest income before the provision for loan losses plus noninterest income) increased 3%, to $21.9 million, compared to $21.3 million in the third quarter a year ago.

    For the first nine months of 2007, net interest income before the provision for loan losses increased 19%, to $47.9 million, compared to $40.3 million in the same period a year ago. Interest income increased 30%, primarily due to the increase in interest earning assets, while interest expense increased 44%. Year-to-date, noninterest income grew 20% to $16.2 million, compared to $13.5 million in the first nine months a year ago, primarily due to a rise in service charges on deposit accounts and the gain on sale of the credit card portfolio. Total revenues increased 19%, to $64.1 million, compared to $53.9 million in the first nine months of 2006.

    "Our margin came under pressure this quarter with the Federal Reserve Fed Funds target interest rate cut and the interest reversal impacting our income, along with costs associated with borrowings and new deposit products reducing at a slower pace," Miller said. The net interest margin was 3.97% for the third quarter, compared to 4.07% in the preceding quarter, and 4.12% in the third quarter a year ago. Year-to-date, the net interest margin was 4.18%, compared to 4.30% in the first nine months of 2006.

    Third quarter noninterest expense was $15.6 million, compared to $15.3 million in the preceding quarter and $15.5 million in the third quarter a year ago. Included in third quarter 2007 noninterest expense was $181,000 in rebranding costs. Additionally, the third quarter of 2006 included $1.1 million in merger-related costs associated with the Integrity Financial acquisition. For the first nine months of 2007, noninterest expense increased 22%, to $45.5 million, from $37.2 million in the same period a year earlier. The increase in expenses was due to a number of one-time costs associated with the name change, write-off of equipment and search and relocation costs for key executives, as well as the expanded size of the company following the merger.

    "During the last six months we have implemented a number of initiatives to improve efficiencies, and incurred several one-time expenses that impacted our earnings performance," said Miller. "In the third quarter we reorganized our credit card products and operations, as well as consolidated our ATM processing. In the second quarter we wrote off $154,000 in equipment when we closed our Gastonia operations facility and we incurred rebranding costs of approximately $368,000 when we changed the name of all of the Bank's divisions to CommunityONE. In addition, we installed a teller platform system which is improving customer service, while automating the collection of data for commercial deposit account analysis and providing better information regarding customer activity. These initiatives should enable us to improve efficiencies, and our overall performance."

    Balance Sheet

    Total deposits were up 5%, to $1.45 billion at September 30, 2007, from $1.38 billion a year earlier. Noninterest-bearing deposits increased 2% at quarter-end, compared to a year earlier. Certificates of deposit increased 8% and interest-bearing transaction and savings accounts increased 2% during the twelve months ending September 30, 2007.

    "Loan production for the quarter was strong and showed significant growth over year ago balances," Miller said. Gross loans increased 8%, to $1.4 billion at September 30, 2007, compared to $1.3 billion a year earlier.

    "Our focus on deposits has shifted from certificates of deposits and wholesale sources to transaction accounts. In September, we initiated a new transaction deposit product which pays a premium interest rate, provides for increased fee income by promoting debit card usage, and also provides operating efficiencies through electronic statement delivery and lower transaction costs," reported Miller.

    Assets increased 5% to $1.9 billion at September 30, 2007, from $1.8 billion a year earlier. Shareholder's equity increased 4% to $214.9 million, compared to $207.7 million a year earlier. Book value per share improved to $18.89 at September 30, 2007, from $18.48 a year earlier, and tangible book value per share was $8.57 at quarter-end, compared to $7.74 a year earlier.

    Provision for loan losses

    "Asset quality remains an important focus for us as we place a strong emphasis on maintaining credit quality," said Miller. "While the state's economy remains strong, we have seen an increase in nonperforming loans, primarily in real estate development in isolated markets. Net chargeoffs have remained low." At September 30, 2007, nonperforming assets were $20.1 million, or 1.06% of total assets, compared to $14.9 million or 0.80% of total assets at June 30, 2007, due to softened real estate markets, yet improved from $20.7 million, or 1.15% of total assets a year ago. During the third quarter, net chargeoffs were 0.13% of average loans outstanding on an annualized basis. The provision for loan losses was $708,000 for the third quarter, compared to $1.9 million in the third quarter of 2006. The provision was impacted favorably by approximately $300,000 through the sale of previously charged-off loans and by $302,000 as a result of the sale of the credit card portfolio. The allowance for loan losses was $16.1 million, or 1.17% of loans held for investment at September 30, 2007, compared to $16.3 million, or 1.28%, a year earlier.

    Performance Ratios

    Third quarter and year-to-date 2007 return on average tangible equity was 15.05% and 15.84%, respectively, compared to 11.16% and 15.41% for the respective periods last year. Return on average equity was 6.79% and 7.02%, respectively, for the third quarter and first nine months of 2007, compared to 4.70% and 7.60% for the respective periods a year ago.

    About the Company

    FNB United Corp. is the central North Carolina-based bank holding company for CommunityONE Bank, N.A., and the bank's subsidiary, Dover Mortgage Company. Opened in 1907, CommunityONE (MyYesBank.com) operates 43 offices in 35 communities throughout central, southern and western North Carolina. Opened in 1986, Dover (DoverMortgage.com), based in Charlotte, NC, joined FNB United in 2003 and has a retail origination network in key growth markets across the state in addition to wholesale operations. Through these companies, FNB United offers a complete line of consumer, mortgage and business banking services, including loan, deposit, cash management, wealth management and internet banking services.

    This news release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, changes in financial markets, regulatory changes, changes in interest rates, changes in economic conditions being less favorable than anticipated, and loss of deposits and loan demand to other financial institutions. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in FNB United's filings with the Securities and Exchange Commission. FNB United does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

RESULTS OF                      Quarters Ended              Percent
 OPERATIONS                                                  Change
-------------------   ----------------------------------- ------------
(In thousands except  Sept. 30,    Dec. 31,   Sept. 30,   Dec.- Sept.-
 share and per share      2007        2006        2006      06    06
 data)
                      ----------- ----------- ----------- ----- ------

INTEREST INCOME:
 Interest and fees
  on loans            $    29,281 $    27,633 $    26,894    6%     9%
 Interest and
  dividends on
  investments
  securities:
  Taxable income            2,298       1,269       2,258   81%     2%
  Non-taxable
   income                     520         536         537   -3%    -3%
 Other interest
  income                       49       1,052         258  -95%   -81%
                      ----------- ----------- -----------

  Total interest
   income                  32,148      30,490      29,947    5%     7%
                      ----------- ----------- -----------

INTEREST EXPENSE:
 Deposits                  13,488      12,267      11,548   10%    17%
 Borrowed funds             2,661       2,347       2,519   13%     6%
                      ----------- ----------- -----------

  Total interest
   expense                 16,149      14,614      14,067   11%    15%
                      ----------- ----------- -----------

 Net interest income
  before provision
  for loan losses          15,999      15,876      15,880    1%     1%

PROVISION FOR LOAN
 LOSSES                       708         220       1,824  222%   -61%
                      ----------- ----------- -----------

 Net interest income
  after provision
  for loan losses          15,291      15,656      14,056   -2%     9%
                      ----------- ----------- -----------

NONINTEREST INCOME:
 Service charges on
  deposit accounts          2,249       2,386       2,312   -6%    -3%
 Mortgage loan
  sales                     1,150       1,343       1,402  -14%   -18%
 Cardholder and
  merchant services
  income                      441         512         607  -14%   -27%
 Trust and
  investment
  services                    436         481         393   -9%    11%
 Other service
  charges,
  commissions and
  fees                        280         244         246   15%    14%
 Bank owned life
  insurance                   240         261         251   -8%    -4%
 Other income               1,081         455         208   NM    420%
                      ----------- ----------- -----------

  Total noninterest
   income                   5,877       5,682       5,419    3%     8%
                      ----------- ----------- -----------



NONINTEREST
 EXPENSE:
 Salaries and
  employee benefits         8,509       7,741       8,082   10%     5%
 Net occupancy
  expense                   1,351       1,238         642    9%   110%
 Furniture and
  equipment expense         1,166       1,051       1,002   11%    16%
 Data processing
  services                    386         436         976  -11%   -60%
 Other expense              4,205       5,759       4,838  -27%   -13%
                      ----------- ----------- -----------

  Total noninterest
   expense - core          15,617      16,225      15,540   -4%     0%
                      ----------- ----------- -----------

 Income before
  provision for
  income taxes              5,551       5,113       3,935    9%    41%
                      ----------- ----------- -----------



PROVISION FOR INCOME
 TAXES                      1,885       2,115       1,456  -11%    29%
                      ----------- ----------- -----------

NET INCOME            $     3,666 $     2,998 $     2,479   22%    48%
                      =========== =========== ===========
Earnings per common
 share:
  Basic               $      0.32 $      0.27 $      0.22   21%    46%
  Diluted             $      0.32 $      0.27 $      0.22   22%    47%

Cash dividends
 declared per common
 share                $      0.15 $      0.17 $      0.15  -12%     0%

Weighted average
 shares outstanding:
  Basic                11,335,672  11,196,885  11,162,228
  Diluted              11,352,625  11,287,752  11,263,279

Shares repurchased
 during the period              -           -           -


RESULTS OF OPERATIONS                        Year to Date      Percent
-------------------------------------   ----------------------
(In thousands except share and per      Sept. 30,   Sept. 30,  Change
 share data)                                2007       2006
                                        ----------- ---------- -------

INTEREST INCOME:
 Interest and fees on loans             $    85,720 $   64,931     32%
 Interest and dividends on investments
  securities:
  Taxable income                              6,185      5,522     12%
  Non-taxable income                          1,564      1,545      1%
 Other interest income                        1,289        881     46%
                                        ----------- ----------

  Total interest income                      94,758     72,879     30%
                                        ----------- ----------

INTEREST EXPENSE:
 Deposits                                    39,531     26,298     50%
 Borrowed funds                               7,344      6,243     18%
                                        ----------- ----------

  Total interest expense                     46,875     32,541     44%
                                        ----------- ----------

 Net interest income before provision
  for loan losses                            47,883     40,338     19%

PROVISION FOR LOAN LOSSES                     1,708      2,306    -26%
                                        ----------- ----------

 Net interest income after provision
  for loan losses                            46,175     38,032     21%
                                        ----------- ----------

NONINTEREST INCOME:
 Service charges on deposit accounts          6,578      5,828     13%
 Mortgage loan sales                          3,656      3,498      5%
 Cardholder and merchant services
  income                                      1,485      1,396      6%
 Trust and investment services                1,268      1,048     21%
 Other service charges, commissions
  and fees                                      936        743     26%
 Bank owned life insurance                      691        629     10%
 Other income                                 1,582      1,505      5%
                                        ----------- ----------

  Total noninterest income                   16,196     14,647     11%
                                        ----------- ----------



NONINTEREST EXPENSE:
 Salaries and employee benefits              25,127     20,337     24%
 Net occupancy expense                        3,920      2,536     55%
 Furniture and equipment expense              3,681      2,781     32%
 Data processing services                     1,388      1,996    -30%
 Other expense                               11,403      9,566     19%
                                        ----------- ----------

  Total noninterest expense                  45,519     37,216     22%
                                        ----------- ----------

 Income before provision for income
  taxes                                      16,852     15,463      9%


PROVISION FOR INCOME TAXES                    5,744      5,160     11%


NET INCOME                              $    11,108 $   10,303      8%
                                        =========== ==========

Earnings per common share:
  Basic                                 $      0.98 $     1.13    -13%
  Diluted                               $      0.98 $     1.12    -13%

Cash dividends declared per common
 share                                  $      0.15 $     0.17    -12%

Weighted average shares outstanding:
  Basic                                  11,306,233  9,088,421
  Diluted                                11,330,614  9,185,701

Shares repurchased during the period              -          -


FINANCIAL                     Quarters Ended
 CONDITION
---------------   --------------------------------------
(In thousands      Sept. 30,    Dec. 31,     Sept. 30,
 except share         2007         2006         2006
 and per share
 data)
                  ------------ ------------ ------------

ASSETS
---------------
Cash and due
 from banks       $    38,537  $    35,225  $    41,112
Interest-
 bearing bank
 balances               1,527       42,929        5,870
Federal funds
 sold                     247       30,186       17,500
Securities
 available for
 sale                 202,276      128,945       89,239
Securities held
 to maturity           36,263       42,870       42,928

Loans
 receivable:
   Held for
    sale               21,653       20,862       20,054
   Held for
    portfolio       1,382,917    1,301,840    1,276,636
   Allowance
    for loan
    losses            (16,116)     (15,943)     (16,318)
                  ------------ ------------ ------------

                    1,388,454    1,306,759    1,280,372
                  ------------ ------------ ------------

Property and
 equipment, net        46,525       45,691       45,113
Goodwill              110,553      110,956      112,926
Core deposit
 premiums               6,766        7,378        7,583
Other assets           62,397       64,643      158,403
                  ------------ ------------ ------------

                  $ 1,893,545  $ 1,815,582  $ 1,801,046
                  ============ ============ ============

LIABILITIES
---------------

Deposits:
   Noninterest-
    bearing       $   159,400  $   158,938  $   155,526
   Interest-
    bearing
    deposits:
      Demand,
       savings,
       and money
       market
       deposits       468,822      463,355      464,168
      Time
       deposits
       of
       $100,000
       or more        377,709      365,770      344,489
      Other
       time
       deposits       446,167      432,950      418,425
                  ------------ ------------ ------------

                    1,452,098    1,421,013    1,382,608
                  ------------ ------------ ------------
Retail
 repurchase
 agreements            30,528       23,161       24,540
Federal Home
 Loan Bank
 advances             114,253       65,825       90,311
Other borrowed
 funds                 61,802       78,032       77,084
Other
 liabilities           19,933       19,883       19,041
                  ------------ ------------ ------------

                    1,678,614    1,607,914    1,593,584
                  ------------ ------------ ------------

STOCKHOLDERS'
 EQUITY
---------------

Common stock           28,439       28,235       28,071
Surplus               113,488      112,213      111,502
Retained
 earnings              74,659       68,662       67,588
Accumulated
 other
 comprehensive
 income (loss)         (1,655)      (1,442)         301
                  ------------ ------------ ------------

                      214,931      207,668      207,462
                  ------------ ------------ ------------

                  $ 1,893,545  $ 1,815,582  $ 1,801,046
                  ============ ============ ============

Shares Issued:

Shares
 outstanding at
 end of period     11,375,667   11,293,992   11,228,461
                  ============ ============ ============

Book value per
 share (1)        $     18.89  $     18.39  $     18.48
Tangible book
 value per share
 (1)              $      8.58  $      7.91  $      7.74



FINANCIAL             Percent Change
 CONDITION
---------------    --------------------
(In thousands       Dec.-06   Sept.-06
 except share
 and per share
 data)
                   --------- ----------

ASSETS
---------------
Cash and due
 from banks           9%       -6%
Interest-
 bearing bank
 balances           -96%      -74%
Federal funds
 sold               -99%      -99%
Securities
 available for
 sale                57%      127%
Securities held
 to maturity        -15%      -16%

Loans
 receivable:
   Held for
    sale              4%        8%
   Held for
    portfolio         6%        8%
   Allowance
    for loan
    losses            1%       -1%

                      6%        8%

Property and
 equipment, net       2%        3%
Goodwill              0%       -2%
Core deposit
 premiums            -8%      -11%
Other assets         -3%      -61%

                      4%        5%

LIABILITIES
---------------

Deposits:
   Noninterest-
    bearing           0%        2%
   Interest-
    bearing
    deposits:
      Demand,
       savings,
       and money
       market
       deposits       1%        1%
      Time
       deposits
       of
       $100,000
       or more        3%       10%
      Other
       time
       deposits       3%        7%

                      2%        5%
Retail
 repurchase
 agreements          32%       24%
Federal Home
 Loan Bank
 advances            74%       27%
Other borrowed
 funds              -21%      -20%
Other
 liabilities          0%        5%

                      4%        5%

STOCKHOLDERS'
 EQUITY
---------------

Common stock          1%        1%
Surplus               1%        2%
Retained
 earnings             9%       10%
Accumulated
 other
 comprehensive
 income (loss)       15%     -650%

                      3%        4%

                      4%        5%

Shares Issued:

Shares
 outstanding at
 end of period        1%        1%

Book value per
 share (1)            3%        0%
Tangible book
 value per share
 (1)                  8%        2%



(1)- Calculation is based on number of shares outstanding at the end of the period rather than weighted average shares outstanding


ADDITIONAL FINANCIAL INFORMATION


(Dollars in         As of / For the Quarters Ended
 thousands)
                 -------------------------------------

                 Sept. 30,    Dec. 31,    Sept. 30,
                     2007        2006         2006
                 ----------- ------------ ------------
LOANS (including
 loans held for
 sale):
----------------
Commercial real
 estate          $  352,455  $  304,546   $  282,043
Multifamily real
 estate              40,576      34,048       33,123
Commercial &
 multifamily
 construction (1)    47,403         n/a          n/a
One- to four-
 family
 construction
 (1)                106,962         n/a          n/a
Land and land
 development (1)    171,210         n/a          n/a
Construction
 loans (1)                -     278,124      246,894
Commercial
 business           281,876     310,130      333,532
Agricultural
 business
 including
 secured by
 farmland            24,174      16,708       16,526
One- to four-
 family real
 estate             344,997     340,044      343,548
Consumer             34,917      39,102       41,024
                 ----------- ------------ ------------

  Total loans
   outstanding   $1,404,570  $1,322,702   $1,296,690
                 =========== ============ ============
(1) Construction loan individual categories not available prior to 3/31/07

NONPERFORMING    Sept. 30,    Dec. 31,    Sept. 30,
 ASSETS:             2007        2006         2006
---------------- ----------- ------------ ------------

Loans on non-
 accrual status  $   11,942  $    8,282   $   14,607
Loans more than
 90 days
 delinquent,
 still on accrual     1,629       2,852        2,123
                 ----------- ------------ ------------
Total
 nonperforming
 loans               13,571      11,134       16,730
Real estate owned
 (REO) /
 Repossessed
 assets               5,014       3,557        3,717
                 ----------- ------------ ------------

  Total
   nonperforming
   assets        $   18,585  $   14,691   $   20,447
                 =========== ============ ============

Total
 nonperforming
 assets / Total
 assets                0.98%       0.81%        1.14%



CHANGE IN THE
ALLOWANCE FOR    Sept. 30,    Dec. 31,    Sept. 30,
 LOAN LOSSES:        2007        2006         2006
---------------- ----------- ------------ ------------

Balance,
 beginning of
 period          $   15,705  $   15,813   $   15,814
Provision               708         220        1,824
Adjustment for
 reserve for
 unfunded
 commitments            160        (172)           -
Recoveries of
 loans
 previously
 charged off            678         642          892
Loans charged-
 off                 (1,135)       (560)      (2,212)
                 ----------- ------------ ------------
  Net (charge-
   offs)
   recoveries          (457)         82       (1,320)
                 ----------- ------------ ------------
Purchase
 accounting
 adjustment               -           -            -
                 ----------- ------------ ------------
Balance, end of
 period          $   16,116  $   15,943   $   16,318
                 =========== ============ ============

Net chargeoffs /
 Average loans
 outstanding
 (annualized)          0.13%      (0.03%)       0.40%
Allowance for
 loan losses /
 Loans held for
 investment            1.17%       1.22%        1.28%


DEPOSITS         Sept. 30,    Dec. 31,    Sept. 30,
                     2007        2006         2006
---------------- ----------- ------------ ------------

Noninterest-
 bearing         $  159,400  $  158,856   $  155,526
Interest-bearing
 transaction
 deposits:
 Checking           161,367     177,434      180,421
 Money Market       263,198     235,404      230,655
 Savings             44,257      50,517       53,092
                 ----------- ------------ ------------

  Total interest-
   bearing
   transaction
   deposits         468,822     463,355      464,168

Interest-bearing
 time deposits      823,876     798,720      762,914
                 ----------- ------------ ------------

  Total deposits $1,452,098  $1,420,931   $1,382,608
                 =====================================


(Dollars in        As of / For the Nine Months
 thousands)                    Ended
                   ----------------------------

                    Sept. 30,      Sept. 30,
                        2007           2006
                   -------------  -------------
LOANS (including
 loans held for
 sale):
----------------
Commercial real
 estate            $  352,455     $  282,043
Multifamily real
 estate                40,576         33,123
Commercial &
 multifamily
 construction (1)      47,403            n/a
One- to four-
 family
 construction
 (1)                  106,962            n/a
Land and land
 development (1)      171,210            n/a
Construction
 loans (1)                  -        246,894
Commercial
 business             281,876        333,532
Agricultural
 business
 including
 secured by
 farmland              24,174         16,526
One- to four-
 family real
 estate               344,997        343,548
Consumer               34,917         41,024
                   -------------  -------------

  Total loans
   outstanding     $1,404,570     $1,296,690
                   =============  =============
(1) Construction loan individual categories not available prior to 3/31/07

NONPERFORMING       Sept. 30,      Sept. 30,
 ASSETS:                2007           2006
----------------   -------------  -------------

Loans on non-
 accrual status    $   11,942     $   14,607
Loans more than
 90 days
 delinquent,
 still on accrual       1,629          2,123
                   -------------  -------------
Total
 nonperforming
 loans                 13,571         16,730
Real estate owned
 (REO) /
 Repossessed
 assets                 5,014          3,717
                   -------------  -------------

  Total
   nonperforming
   assets          $   18,585     $   20,447
                   =============  =============

Total
 nonperforming
 assets / Total
 assets                  0.98%          1.14%



CHANGE IN THE
ALLOWANCE FOR       Sept. 30,      Sept. 30,
 LOAN LOSSES:           2007           2006
----------------   -------------  -------------

Balance,
 beginning of
 period            $   15,943     $    9,945
Provision               1,708          2,306
Adjustment for
 reserve for
 unfunded
 commitments              160              -
Recoveries of
 loans
 previously
 charged off            1,669          2,099
Loans charged-
 off                   (3,364)        (4,070)
                   -------------  -------------
  Net (charge-
   offs)
   recoveries          (1,695)        (1,971)
                   -------------  -------------
Purchase
 accounting
 adjustment                 -          6,038
                   -------------  -------------
Balance, end of
 period            $   16,116     $   16,318
                   =============  =============

Net chargeoffs /
 Average loans
 outstanding
 (annualized)            0.50%          0.73%
Allowance for
 loan losses /
 Loans held for
 investment              1.17%          1.28%


DEPOSITS            Sept. 30,      Sept. 30,
                        2007           2006
----------------   -------------  -------------

Noninterest-
 bearing           $  159,400     $  155,526
Interest-bearing
 transaction
 deposits:
 Checking             161,367        180,421
 Money Market         263,198        230,655
 Savings               44,257         53,092
                   -------------  -------------

  Total interest-
   bearing
   transaction
   deposits           468,822        464,168

Interest-bearing
 time deposits        823,876        762,914
                   -------------  -------------

  Total deposits   $1,452,098     $1,382,608
                   =============  =============


ADDITIONAL FINANCIAL INFORMATION
(Dollars in thousands)
(Rates / Ratios Annualized)

                         Quarters Ended
               -----------------------------------

OPERATING      Sept. 30,    Dec. 31,   Sept. 30,
 PERFORMANCE:      2007        2006        2006
-------------- ----------- ----------- -----------

Average loans  $1,388,623  $1,311,120  $1,306,710
Average
 securities
 and deposits     242,318     240,935     261,657
Average
 noninterest-
 earning
 assets           240,041     245,269     246,201
               ----------- ----------- -----------

 Total
  average
  assets       $1,870,982  $1,797,324  $1,814,568
               =========== =========== ===========

Average
 interest-
 bearing
 deposits      $1,282,758  $1,243,478  $1,234,778
Average
 noninterest
 bearing
 deposits         159,082     160,666     169,789
Average
 borrowings       195,178     168,963     180,162
Average
 noninterest-
 earning
 liabilities       19,912      13,144      20,449
               ----------- ----------- -----------

 Total
  average
  liabilities   1,656,930   1,586,251   1,605,178

Total average
 stockholders'
 equity           214,052     211,073     209,390
               ----------- ----------- -----------
               `
 Total average
  liabilities
  and equity   $1,870,982  $1,797,324  $1,814,568
               =========== =========== ===========

Interest rate
 yield on
 loans               8.38%       8.38%       8.20%
Interest rate
 yield on
 securities
 and deposits        5.15%       5.18%       5.05%
               ----------- ----------- -----------

 Interest rate
  yield on
  interest-
  earning
  assets             7.90%       7.88%       7.68%
               ----------- ----------- -----------

Interest rate
 expense on
 deposits            4.17%       3.91%       3.71%
Interest rate
 expense on
 borrowings          5.41%       5.51%       5.55%
               ----------- ----------- -----------

 Interest rate
  expense on
  interest-
  bearing
  liabilities        4.34%       4.10%       3.94%
               ----------- ----------- -----------

Interest rate
 spread              3.57%       3.78%       3.73%
               =========== =========== ===========

Net interest
 margin              3.97%       4.15%       4.12%
               =========== =========== ===========


Other
 operating
 income /
 Average
 assets              1.25%       1.25%       1.18%

Other
 operating
 expense /
 Average
 assets              3.31%       3.58%       3.40%

Efficiency
 ratio ( other
 operating
 expense /
 revenue )          71.39%      75.26%      72.96%

Return on
 average
 assets              0.78%       0.66%       0.54%

Return on
 average
 tangible
 assets              0.83%       0.71%       0.58%
Return on
 average
 equity              6.79%       5.64%       4.70%
Return on
 average
 tangible
 equity             15.05%      13.02%      11.16%

Average equity
 / Average
 assets             11.44%      11.74%      11.54%

                  Nine Months Ended
               -----------------------

OPERATING      Sept. 30,   Sept. 30,
 PERFORMANCE:      2007        2006
-------------- ----------- -----------

Average loans  $1,344,585  $1,085,475
Average
 securities
 and deposits     253,488     231,483
Average
 noninterest-
 earning
 assets           239,501     183,530
               ----------- -----------

 Total
  average
  assets       $1,837,574  $1,500,488
               =========== ===========

Average
 interest-
 bearing
 deposits      $1,279,618  $1,018,821
Average
 noninterest
 bearing
 deposits         159,279     136,544
Average
 borrowings       166,343     165,678
Average
 noninterest-
 earning
 liabilities       20,680      17,758
               ----------- -----------

 Total
  average
  liabilities   1,625,920   1,338,801

Total average
 stockholders'
 equity           211,654     161,687
               ----------- -----------
               `
 Total average
  liabilities
  and equity   $1,837,574  $1,500,488
               =========== ===========

Interest rate
 yield on
 loans               8.54%       8.02%
Interest rate
 yield on
 securities
 and deposits        4.56%       5.17%
               ----------- -----------

 Interest rate
  yield on
  interest-
  earning
  assets             8.10%       7.60%
               ----------- -----------

Interest rate
 expense on
 deposits            4.13%       3.45%
Interest rate
 expense on
 borrowings          5.90%       5.04%
               ----------- -----------

 Interest rate
  expense on
  interest-
  bearing
  liabilities        4.33%       3.67%
               ----------- -----------

Interest rate
 spread              3.76%       3.93%
               =========== ===========

Net interest
 margin              4.18%       4.30%
               =========== ===========


Other
 operating
 income /
 Average
 assets              1.18%       1.31%

Other
 operating
 expense /
 Average
 assets              3.31%       3.32%

Efficiency
 ratio ( other
 operating
 expense /
 revenue )          71.04%      67.68%

Return on
 average
 assets              0.81%       0.92%

Return on
 average
 tangible
 assets              0.86%       0.97%
Return on
 average
 equity              7.02%       8.52%
Return on
 average
 tangible
 equity             15.84%      17.28%

Average equity
 / Average
 assets             11.52%      10.78%


    CONTACT: FNB United Corp.
             Mark Severson, CFO, 336-626-8351